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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 14, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
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             (Exact Name of Registrant as Specified in its Charter)

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
       DELAWARE                    1-9516                          13-3398766
-----------------------   ------------------------   ------------------------------------
(State of Organization)   (Commission File Number)   (IRS Employer Identification Number)
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                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
         --------------------------------------------------------------
         (Address of Registrant's Principal Executive Office (Zip Code)

                                 (914) 242-7700
              -----------------------------------------------------
               (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

          On August 14, 2003, the Registrant announced its 2003 second quarter and six months financial results. Reference is made to the press release, dated August 14, 2003, annexed hereto as Exhibit 99.4 for information regarding the announcement.

ITEM 7. EXHIBITS

          Description of Document


                                       1




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Exhibit No.

99.4 -- Press release, dated August 14, 2003 -- American Real Estate Partners, L.P., Reports Second Quarter and Six Months Results

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMERICAN REAL ESTATE PARTNERS, L.P.
                           (Registrant)


                           By: American Property Investors, Inc.
                               General Partner


                           By: /s/ John P. Saldarelli
                               ------------------------------------------------
                               John P. Saldarelli
                               Chief Financial Officer, Secretary and Treasurer

Date: August 18, 2003

                                  EXHIBIT INDEX

Exhibit Number   Description                           Page No.
--------------   -----------                           --------

    99.4         Press Release dated August 14, 2003      3


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